EXHIBIT 1


PRINCIPAL OFFICERS AND DIRECTORS OF THE
HILLMAN COMPANY, ALL OF WHOM ARE U.S. CITIZENS

Name and Address                      Title


Henry L. Hillman                        Chairman of the Executive Committee
2000 Grant Building                    and Director
Pittsburgh, Pennsylvania 15219

C. G. Grefenstette                        Chairman of the Board and
2000 Grant Building                    Director
Pittsburgh, Pennsylvania 15219

Lawrence M. Wagner                  President, Chief Executive Officer
2000 Grant Building                    and Director
Pittsburgh, Pennsylvania 15219

H. Vaughan Blaxter, III               Vice President, Secretary, General
1900 Grant Building                    Counsel and Director
Pittsburgh, Pennsylvania 15219

Mark J. Laskow                            Vice President and Director
1900 Grant Building
Pittsburgh, Pennsylvania 15219

Anthony J. Burlando                     Vice President - Risk Management
1900 Grant Building
Pittsburgh, Pennsylvania 15219

James R. Philp                              Vice President - Personnel and
2000 Grant Building                     Administration
Pittsburgh, Pennsylvania 15219

Richard M. Johnston                     Vice President - Investments and
2000 Grant Building                      Director
Pittsburgh, Pennsylvania 15219

John W. Hall                                 Vice President - Accounting and
1800 Grant Building                      Information Services
Pittsburgh, Pennsylvania 15219

Timothy O. Fisher                         Vice President
1900 Grant Building
Pittsburgh, Pennsylvania 15219

Bruce I. Crocker                            Vice President
1800 Grant Building
Pittsburgh, Pennsylvania 15219

Denis P. McCarthy                        Vice President
1900 Grant Building
Pittsburgh, Pennsylvania 15219

Timothy P. Hall                             Vice President
2000 Grant Building
Pittsburgh, PA 15219

Joseph C. Manzinger                    Vice President
2000 Grant Building
Pittsburgh, PA 15219

Maurice J. White                          Vice President, Shareholder Services
1800 Grant Building
Pittsburgh, PA 15219

Charles H. Bracken, Jr.                 Vice President
2000 Grant Building
Pittsburgh, Pennsylvania 15219

Eric C. Johnson                             Treasurer
2000 Grant Building
Pittsburgh, Pennsylvania 15219

D. Richard Roesch                        Assistant Treasurer
1800 Grant Building
Pittsburgh, Pennsylvania 15219

Michael S. Adamcyk                     Assistant Secretary and
2000 Grant Building                      Assistant Treasurer
Pittsburgh, Pennsylvania 15219

Carol J. Cusick Riley                   Vice President, Associate General
1900 Grant Building                     Counsel and Assistant Secretary
Pittsburgh, Pennsylvania 15219

Cornel Conley                               Controller - Corporate
1800 Grant Building
Pittsburgh, Pennsylvania 15219

Mark M. Poljak                             Controller - Taxes
1800 Grant Building
Pittsburgh, Pennsylvania 15219

Elsie H. Hillman                            Director
2000 Grant Building
Pittsburgh, Pennsylvania 15219

Audrey Hillman Fisher                  Director
2000 Grant Building
Pittsburgh, PA 15219


PRINCIPAL OFFICERS AND DIRECTORS OF WILMINGTON
INVESTMENTS, INC., ALL OF WHOM ARE U.S. CITIZENS

H. Vaughan Blaxter, III                 President and Secretary
1900 Grant Building
Pittsburgh, Pennsylvania 15219

Andrew H. McQuarrie                  Vice President, Chief Financial Officer,
824 Market Street, Suite 900         Treasurer and Director
Wilmington, Delaware 19801

Lario M. Marini                             Senior Vice President and Director
Wilmington Trust Center
Wilmington, Delaware 19801

Richard H. BrownAssistant          Vice President and
824 Market Street, Suite 900        Assistant Secretary
Wilmington, Delaware 19801

Eric C. Johnson                            Assistant Secretary and
2000 Grant Building                     Assistant Treasurer
Pittsburgh, Pennsylvania 15219

<PAGE
Jody B. Cosner                             Assistant Secretary
824 Market Street, Suite 900
Wilmington, Delaware 19801

Joan E. Bachner                           Assistant Treasurer
824 Market Street, Suite 900
Wilmington, Delaware 19801

Darlene Clarke                             Director
824 Market Street, Suite 900
Wilmington, Delaware 19801


PRINCIPAL OFFICERS AND DIRECTORS OF
WILMINGTON SECURITIES, INC., ALL OF WHOM ARE
U.S. CITIZENS

H. Vaughan Blaxter, III                 President
1900 Grant Building
Pittsburgh, Pennsylvania 15219

Andrew H. McQuarrie                 Vice President, Chief Financial
824 Market Street, Suite 900        Officer, Treasurer and Director
Wilmington, Delaware 19801

Lario M. Marini                            Senior Vice President and Director
Wilmington Trust Center
Wilmington, Delaware 19801

Richard H. Brown                        Assistant Vice President and
824 Market Street, Suite 900        Assistant Secretary
Wilmington, Delaware 19801

Carol J. Cusick Riley                    Secretary
1900 Grant Building
Pittsburgh, Pennsylvania 15219

Eric C. Johnson                            Assistant Secretary and
2000 Grant Building                     Assistant Treasurer
Pittsburgh, Pennsylvania 15219




Jody B. Cosner                             Assistant Secretary
824 Market Street, Suite 900
Wilmington, Delaware 19801

Joan E. Bachner                            Assistant Treasurer
824 Market Street, Suite 900
Wilmington, Delaware 19801

Darlene Clarke                              Director
824 Market Street, Suite 900
Wilmington, Delaware 19801


PRINCIPAL OFFICERS AND DIRECTORS OF
HCC INVESTMENTS, INC. AND JULIET CHALLENGER, INC.,
ALL OF WHOM ARE U.S. CITIZENS

H. Vaughan Blaxter, III                President and Secretary
1900 Grant Building
Pittsburgh, Pennsylvania 15219

Andrew H. McQuarrie                  Vice President, Chief Financial
824 Market Street, Suite 900        Officer, Treasurer and Director
Wilmington, Delaware 19801

Lario M. Marini                            Senior Vice President and Director
Wilmington Trust Center
Wilmington, Delaware 19801

Richard H. Brown                        Assistant Vice President and
824 Market Street, Suite 900       Assistant Secretary
Wilmington, Delaware 19801

Eric C. Johnson                            Assistant Secretary and
2000 Grant Building                    Assistant Treasurer
Pittsburgh, Pennsylvania 15219

Jody B. Cosner                            Assistant Secretary
824 Market Street, Suite 900
Wilmington, Delaware 19801




Joan E. Bachner                            Assistant Treasurer
824 Market Street, Suite 900
Wilmington, Delaware 19801

Darlene Clarke                              Director
824 Market Street, Suite 900
Wilmington, Delaware 19801

PRINCIPAL OFFICERS AND DIRECTORS OF
HILLMAN PROPERTIES WEST, INC., ALL OF WHOM
ARE U.S. CITIZENS

H. Vaughan Blaxter, III                President, Secretary and Director
1900 Grant Building
Pittsburgh, Pennsylvania 15219

Andrew H. McQuarrie                 Vice President and Treasurer
824 Market Street, Suite 900
Wilmington, Delaware 19801

Lario M. MariniSenior                Vice President
Wilmington Trust Center
Wilmington, Delaware 19801

Stephen P. Smith                        Vice President
2030 Main Street, Suite 640
Irvine, California 92614

Christopher D. Harris                  Vice President
1800 Grant Building
Pittsburgh, Pennsylvania 15219

Richard H. BrownAssistant         Vice President and
824 Market Street, Suite 900       Assistant Secretary
Wilmington, Delaware 19801

Eric C. Johnson                           Assistant Secretary and
2000 Grant Building                    Assistant Treasurer
Pittsburgh, Pennsylvania 15219

Michael S. Adamcyk                   Assistant Treasurer
2000 Grant Building
Pittsburgh, Pennsylvania 15219

Jody B. Cosner                             Assistant Secretary
824 Market Street, Suite 900
Wilmington, Delaware 19801

Joan E. Bachner                           Assistant Treasurer
824 Market Street, Suite 900
Wilmington, Delaware 19801

Russell W. Ayres, III                    Director
1900 Grant Building
Pittsburgh, Pennsylvania 15219

Carol J. Cusick Riley                    Director
1900 Grant Building
Pittsburgh, Pennsylvania 15219


TRUSTEES OF THE HENRY L. HILLMAN TRUST U/A DATED
NOVEMBER 18, 1985, ALL OF WHOM ARE U.S. CITIZENS

Henry L. Hillman
2000 Grant Building
Pittsburgh, Pennsylvania 15219

Elsie Hilliard Hillman
2000 Grant Building
Pittsburgh, Pennsylvania 15219

C. G. Grefenstette
2000 Grant Building
Pittsburgh, Pennsylvania 15219


TRUSTEES OF THE FOUR HILLMAN TRUSTS DATED 11/16/64,
BOTH OF WHOM ARE U.S. CITIZENS

C. G. Grefenstette
2000 Grant Building
Pittsburgh, Pennsylvania 15219

Thomas G. Bigley
One Oxford Centre, 28th floor
Pittsburgh, Pennsylvania 15219
